AUGUST 27, 2021
SUPPLEMENT TO
HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND
PROSPECTUS
DATED JANUARY 4, 2021
This Supplement contains new and additional information and should be read in connection with your Prospectus.
Management is recommending that Hartford Schroders Opportunistic Income Fund (the “Fund”) be liquidated on or before October 31, 2021 (the “Liquidation”). As a result, the Fund is no longer available for purchase and any orders for the purchase of shares of the Fund will be rejected by the Fund. To prepare for the expected Liquidation, it is anticipated that the Fund will depart from its stated investment objective and policies as it prepares to distribute its assets to investors. It is anticipated that the Fund’s sub-adviser will increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. As a result, the Fund’s portfolio may consist of all or substantially all cash or cash equivalents prior to the liquidation date, which may adversely affect the Fund’s performance.
This Supplement should be retained with your Prospectus for future reference.
HV-7584SOI
August 2021